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                                                                    EXHIBIT 99.3


                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of April 30, 2004 (this "First Amendment"), to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30,
1999) (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among TENNECO AUTOMOTIVE INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents").

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent and the Other Agents are parties to the Credit Agreement;

                  WHEREAS, the Borrower has notified the Lenders of its intention to refinance its existing senior subordinated notes from time to time (as hereinafter further defined, the "Senior Subordinated Notes");

                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein;

                  WHEREAS, the Lenders, the Administrative Agent and the Other Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders, the Administrative Agent and the Other Agents hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments to Credit Agreement. (a) Section 1.1 of the Credit Agreement is amended as follows:

                  (i) by adding the following sentence at the end of the definition of "Second Lien Notes":

                  Upon the issuance of any Permitted Refinancing Indebtedness in respect of any Notes, such Permitted Refinancing Indebtedness shall be deemed to be Second Lien Notes (in addition to any other Second Lien Notes that are then outstanding).

                  and (ii) by adding the following sentence at the end of the definition of "Second Lien Note Indenture":


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                  Upon the issuance of any Permitted Refinancing Indebtedness in respect of any Second Lien Notes, the indenture or similar agreement pursuant to which such Permitted Refinancing Indebtedness is issued shall be deemed to be a Second Lien
                  Note Indenture (in addition to any other indenture or similar agreement for Second Lien Notes then outstanding); provided, however, that (1) the provisions of Section 4.22 shall apply to such indenture or similar agreement pursuant to which such Permitted Refinancing Indebtedness is issued only if such indenture or agreement (or any agreement ancillary thereto) is secured by any assets of the Borrower or its Subsidiaries, and
                  (2) the provisions of Section 7.9(c) shall not apply to such indenture or similar agreement pursuant to which such Permitted Refinancing Indebtedness is issued.;

                  (iii) by adding the following sentence at the end of the definition of "Senior Subordinated Notes":

                  Upon the issuance of any Permitted Refinancing Indebtedness in respect of any Senior Subordinated Notes, such Permitted Refinancing Indebtedness shall be deemed to be Senior Subordinated Notes (in addition to any other Senior Subordinated Notes that are then outstanding).

                  and (iv) by adding the following sentence at the end of the definition of "Senior Subordinated Note Indenture":

                  Upon the issuance of any Permitted Refinancing Indebtedness in respect of any Senior Subordinated Notes, the indenture or similar agreement pursuant to which such Permitted Refinancing Indebtedness is issued shall be deemed to be a Senior Subordinated Note Indenture (in addition to any other indenture or similar agreement for Senior Subordinated Notes then outstanding); provided, however (1) the provisions of
                  Section 7.9(c) shall apply to such indenture or similar agreement pursuant to which such Permitted Refinancing Indebtedness is issued only if such indenture or agreement includes a provision regarding "Designated Senior Debt" similar to that included in the Indenture, dated as of October 14, 1999 between the Borrower and The Bank of New York, as trustee (the "1999 Indenture"), and (2) the provisions of
                  Section 4.21 shall apply to such indenture or similar agreement pursuant to which such Permitted Refinancing Indebtedness is issued only if such indenture or agreement includes a provision regarding the designation of "Senior Debt" of the Borrower or "Guarantor Senior Debt" of any Subsidiary Guarantor, as applicable, similar to those included in the 1999 Indenture.

(b) Section 7.9 of the Credit Agreement is amended by deleting the parenthetical immediately after the words "Senior Subordinated Indenture" and adding the following parenthetical:

         (other than any such amendment, modification, waiver or other change that (x) (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee or (y) is not adverse to the Lenders)


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(c) Section 6.9(f) of the Credit Agreement is amended by inserting the words
"Second Lien Note" immediately before the word "Indenture" therein;

(d) Section 8.1(m) of the Credit agreement is amended by deleting the phrase "pursuant to a Permitted Second Lien Notes Refinancing" immediately after the word "interest" and adding "or as permitted by the last section of Section 7.15."

                  3. Refinancing of Senior Subordinated Notes. The Lenders (a) consent to the amendments to the existing Senior Subordinated Note Indenture on the terms set forth in the Offer to Purchase and Consent Solicitation Statement dated April 30, 2004 ("Offer to Purchase") and (b) consent to the purchase, payment, prepayment, defeasance, retirement or other acquisition by the Borrower of the existing Senior Subordinated Notes remaining outstanding after completion of the Offer to Purchase as long as (1) no Default or Event of Default has occurred and is continuing and (2) the transaction takes place on or prior to December 31, 2004. The Lenders further agree that the provisions of Section 2.13 of the Credit Agreement shall not apply to the Net Cash Proceeds of any issuance or incurrence by the Borrower or any of its Subsidiaries of any Capital Stock or Indebtedness to the extent, but only to the extent, such Net Cash Proceeds are used to effect one or more transactions in accordance with the foregoing clause
(b).

                  4. Representations and Warranties. The Borrower hereby confirms that the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this First Amendment, are true and correct in all material respects as if made as of the Effective Date (except such representations and warranties as are made as of a particular date, which such representations and warranties shall be true and correct in all material respects as if made as of such date). The Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

                  5. Effectiveness. This First Amendment shall become effective as of the date of receipt by the Administrative Agent of counterparts of this First Amendment executed by the Borrower and the Required Lenders (the "Effective Date").

                  6. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders, the Administrative Agent or the Other Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  7. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.


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                  8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    TENNECO AUTOMOTIVE INC.



                                    By: /s/ JAMES PERKINS
                                        ----------------------------------------
                                        Name: James Perkins
                                        Title: Vice President and Controller



                                    JPMORGAN CHASE BANK, as
                                    Administrative Agent and as a Lender



                                    By: /s/ RICHARD W. DUKER
                                        ----------------------------------------
                                        Name: Richard W. Duker
                                        Title: Managing Director



                                    DEUTSCHE BANK SECURITIES INC., as
                                    Syndication Agent and as a Lender


                                    By: /s/ William Frauen
                                        ----------------------------------------
                                        Name: William Frauen
                                        Title: Managing Director


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Each of the undersigned agrees to the foregoing First Amendment and confirms that its obligations under the Loan Documents to which it is a party remain in full force and effect after giving effect to such Fourth Amendment:

TENNECO AUTOMOTIVE OPERATING COMPANY INC.
TENNECO INTERNATIONAL HOLDING CORP.
TENNECO GLOBAL HOLDINGS INC.
THE PULLMAN COMPANY
TMC TEXAS INC.
CLEVITE INDUSTRIES INC.



By: /s/ JAMES PERKINS
    ----------------------------------------
    Name: James Perkins
    Title: Vice President and Controller